Exhibit 99.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Southern Peru Copper Corporation (the “Company”) on Form 10-Q/A for the period ending September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, German Larrea Mota-Velasco, Chairman and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)                        The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                        The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ German Larrea Mota-Velasco
Date: December 3, 2002	German Larrea Mota-Velasco
Chairman and Chief Executive Officer